EXHIBIT 10.11

                           INDEMNIFICATION AGREEMENT

        THIS AGREEMENT (the "Agreement") is made and entered into as of January 18, 2000 by and between Surety Capital
Corporation, a Delaware corporation (the "Corporation"), and
_____________ ("Indemnitee").

                                WITNESSETH THAT:

        WHEREAS, Indemnitee performs a valuable service for the Corporation;

        WHEREAS, the Board (as hereinafter defined) has adopted Articles of Incorporation (the "Articles") and Bylaws (the "Bylaws") providing for the indemnification of the officers and directors of the Corporation to the maximum extent authorized by applicable laws ("Law");

        WHEREAS, pursuant to 12 USC 1828(k) of the Federal Deposit Insurance Act ("FDIA") and the implementing regulations thereunder, a bank holding company may only make or agree to make indemnification payments to an officer or director of the bank holding company with respect to a Federal Proceeding (as hereinafter defined) that are reasonable and consistent with the requirements of 12 USC 1828(k) of the FDIA and the implementing regulations thereunder;

        WHEREAS, the Articles, Bylaws and the Law, by their nonexclusive nature, permit contracts between the Corporation and the officers or directors of the Corporation with respect to indemnification of such officers or directors;

        WHEREAS, the Corporation has designated in its Bylaws the law of the State of Delaware (the state in which the Corporation is incorporated) as the body of law selected for making indemnification payments to an officer or director of the Corporation in all cases involving an administrative proceeding or civil action other than a Federal Proceeding;

        WHEREAS, in accordance with the authorization as provided by the Law, the Corporation may purchase and maintain a policy or policies of directors' and officers' liability insurance ("D
& O Insurance"), covering certain liabilities which may be incurred by its officers or directors in the performance of their obligations to the Corporation; and

        WHEREAS, in order to induce Indemnitee to continue to serve as an officer or director of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Indemnitee;

        NOW, THEREFORE, in consideration of Indemnitee's service as an officer or director after the date hereof, the parties hereto agree as follows:

 1. Indemnity of Indemnitee. The Corporation hereby agrees to hold harmless and indemnify Indemnitee to the full extent authorized or permitted by the provisions of the Law, as such may be amended from time to time, and Section 6.04 of the Bylaws, as such may be amended. In furtherance of the foregoing indemnification, and without limiting the generality thereof:

         (a) Proceedings Other Than Proceedings by or in the Right of the Corporation. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(a) if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of the Corporation. Pursuant to this Section 1(a), Indemnitee shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

         (b) Proceedings by or in the Right of the Corporation. Indemnitee shall be entitled to the rights of indemnification provided in this Section 1(b) if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding brought by or in the right of the Corporation. Pursuant to this Section 1(b), Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; provided, however, that, if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Corporation unless and to the extent that the Court of Chancery of the State of Delaware shall determine that such indemnification may be made.

         (c) Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 1(c) and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

 2. Additional Indemnity and Limitations on Indemnity. In addition to, and without regard to any limitations on, the indemnification provided for in Section 1, the Corporation shall and hereby does indemnify and hold harmless Indemnitee against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of the Corporation), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of Indemnitee. The only limitations that shall exist upon the Corporation's obligations pursuant to this Agreement shall be that the Corporation shall not be obligated to make any payment to Indemnitee that is finally determined (under the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof) to be unlawful under Delaware law, and with respect to a Federal Proceeding only, that is not reasonable and consistent with the requirements of 12 USC 1828(k) of the FDIA and the implementing regulations thereunder.

 3. Contribution in the Event of Joint Liability.

         (a) Whether or not the indemnification provided in Sections 1 and 2 hereof is available, in respect of any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Corporation shall pay, in the first instance, the entire amount of any judgment or settlement of such action, suit or proceeding without requiring Indemnitee to contribute to such payment and the Corporation hereby waives and relinquishes any right of contribution it may have against Indemnitee. The Corporation shall not enter into any settlement of any action, suit or proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.

         (b) Without diminishing or impairing the obligations of the Corporation set forth in the preceding subparagraph, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment or settlement in any threatened, pending or completed action, suit or proceeding in which the Corporation is jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), the Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Indemnitee in proportion to the relative benefits received by the Corporation and all officers, directors or employees of the Corporation other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, from the transaction from which such action, suit or proceeding arose; provided, however, that the proportion determined on the basis of relative benefit may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Corporation and all officers, directors or employees of the Corporation other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other equitable considerations which the law may require to be considered. The relative fault of the Corporation and all officers, directors or employees of the Corporation other than Indemnitee who are jointly liable with Indemnitee (or would be if joined in such action, suit or proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

         (c) The Corporation hereby agrees to fully indemnify and hold Indemnitee harmless from any claims of contribution which may be brought by officers, directors or employees of the Corporation other than Indemnitee who may be jointly liable with Indemnitee.

 4. Indemnification for Expenses of a Witness.
Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith.

 5. Advancement of Expenses. Notwithstanding any other provision of this Agreement, the Corporation shall advance all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding by reason of Indemnitee's Corporate Status within ten (10) days after the receipt by the Corporation of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee and shall include or be preceded or accompanied by an undertaking by or on behalf of Indemnitee (a) to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses and (b) to repay, with respect to a Federal Proceeding only, that portion of the advances which subsequently become a Prohibited Indemnification Payment (as hereinafter defined).
Any advances and undertakings to repay pursuant to this Section 5 shall be unsecured and interest free. Notwithstanding the foregoing, the obligation of the Corporation to advance Expenses pursuant to this Section 5 shall be subject to the condition that, if, when and to the extent that the Corporation determines that Indemnitee would not be permitted to be indemnified under applicable law, the Corporation shall be entitled to be reimbursed, within thirty (30) days of such determination, by Indemnitee (who hereby agrees to reimburse the Corporation) for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, any determination made by the Corporation that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Corporation for any advance of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed).

 6. Procedures and Presumptions for Determination of
Entitlement to Indemnification. It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable as may be permitted under the law and public policy of the State of Delaware. Accordingly, the parties agree that the following procedures and presumptions shall apply in the event of any question as to whether Indemnitee is entitled to indemnification under this Agreement:

         (a) To obtain indemnification (including, but not limited to, the advancement of Expenses and contribution by the Corporation) under this Agreement, Indemnitee shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Corporation shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

         (b) Upon written request by Indemnitee for indemnification pursuant to the first sentence of Section 6(a) hereof, a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case by one of the following three methods, which shall be at the election of Indemnitee: (1) by a majority vote of the Disinterested Directors, even though less than a quorum, or (2) by Independent Counsel (as hereinafter defined) in a written opinion, or (3) by the stockholders.

         (c) If the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to
Section 6(b) hereof, the Independent Counsel shall be selected as provided in this Section 6(c). The Independent Counsel shall be selected by Indemnitee (unless Indemnitee shall request that such selection be made by the Board). Indemnitee or the Corporation, as the case may be, may, within ten (10) days after such written notice of selection shall have been given, deliver to the Corporation or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 13 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If a written objection is made and substantiated, the Independent Counsel selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within twenty (20) days after submission by Indemnitee of a written request for indemnification pursuant to Section 6(a) hereof no Independent Counsel shall have been selected and not objected to, either the Corporation or Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection which shall have been made by the Corporation or Indemnitee to the other's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the court or by such other person as the court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall act as Independent Counsel under Section 6(b) hereof. The Corporation shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with acting pursuant to Section 6(b) hereof, and the Corporation shall pay all reasonable fees and expenses incident to the procedures of this Section 6(c), regardless of the manner in which such Independent Counsel was selected or appointed.

         (d) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 6(a) of this Agreement. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

         (e) Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of the Enterprise (as hereinafter defined), including financial statements, or on information supplied to Indemnitee by the officers of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Enterprise. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 6(e) are satisfied, it shall in any event be presumed that Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

         (f) If the person, persons or entity empowered or selected under Section 6 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within thirty (30) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided, however, that such thirty (30) day period may be extended for a reasonable time, not to exceed an additional fifteen (15) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 6(f) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to Section 6(b) of this Agreement and if (A) within fifteen (15) days after receipt by the Corporation of the request for such determination the Board or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within seventy five (75) days after such receipt and such determination is made thereat, or
(B) a special meeting of stockholders is called within fifteen
(15) days after such receipt for the purpose of making such determination, such meeting is held for such purpose within sixty (60) days after having been so called and such determination is made thereat.

         (g) Indemnitee shall cooperate with the person, persons or entity making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the Board, or stockholder of the Corporation shall act reasonably and in good faith in making a determination under the Agreement of the Indemnitee's entitlement to indemnification. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Corporation (irrespective of the determination as to Indemnitee's entitlement to indemnification) and the Corporation hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

         (h) The Corporation acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

         (i) Anything herein to the contrary notwithstanding, the determination with respect to entitlement by Indemnitee to indemnification in connection with a Federal Proceeding shall be subject to the following terms and conditions:

                 (1) the determination shall be made by the Board in good faith and in writing after due investigation and consideration that Indemnitee acted in good faith and in a manner Indemnitee believed to be in the best interests of the Corporation and that the payment will not materially adversely affect the Corporation's safety and soundness;

                 (2) Indemnitee must agree in writing to reimburse the Corporation for that portion of the advanced indemnification payments which subsequently become Prohibited Indemnification
Payments (as hereinafter defined);

                 (3) Indemnitee shall not participate in any way in the discussion and approval of such indemnification payments by the Board, but Indemnitee may present Indemnitee's request to the Board and respond to any inquiries from the Board concerning Indemnitee's involvement in the circumstances giving rise to the Federal Proceeding;

                 (4) in the event that a majority of the members of the Board are named as respondents in the Federal Proceeding and request indemnification, the Disinterested Directors may authorize Independent Counsel to review the indemnification request and provide the Disinterested Directors with a written opinion of counsel as to whether the conditions delineated in
Section 6(i) have been met and if Independent Counsel opines that such conditions have been met, the Disinterested Directors may rely on such opinion in authorizing the requested indemnification;

                 (5) in the event that all of the members of the Board are named as respondents in the Federal Proceeding and request indemnification, the Board shall authorize Independent Counsel to review the indemnification request and provide the Board with a written opinion of counsel as to whether the conditions delineated in Section 6(i) have been met and if Independent Counsel opines that such conditions have been met, the Board may rely on such opinion in authorizing the requested indemnification; and

                 (6) to the extent not inconsistent with the terms and provisions of this Section 6, the other terms and provisions of this Agreement shall apply.

 7. Remedies of Indemnitee.

         (a) In the event that (i) a determination is made pursuant to Section 6 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 6(b) of this Agreement within ninety (90) days after receipt by the Corporation of the request for indemnification, (iv) payment of indemnification is not made pursuant to this Agreement within ten (10) days after receipt by the Corporation of a written request therefor, or (v) payment of indemnification is not made within ten (10) days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 6 of this Agreement, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction, of his entitlement to such indemnification. Indemnitee shall commence such proceeding seeking an adjudication within one hundred eighty (180) days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this Section 7(a). The Corporation shall not oppose Indemnitee's right to seek any such adjudication.

         (b) In the event that a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 7 shall be conducted in all respects as a de novo trial, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination under
Section 6(b).

         (c) If a determination shall have been made pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent a prohibition of such indemnification under applicable law.

         (d) In the event that Indemnitee, pursuant to this
Section 7, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any D & O Insurance policies maintained by the Corporation, the Corporation shall pay on his behalf, in advance, any and all expenses (of the types described in the definition of Expenses in Section 13 of this Agreement) actually and reasonably incurred by him in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

         (e) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Corporation is bound by all the provisions of this Agreement.

 8. Non-Exclusivity; Survival of Rights; Insurance;
Subrogation.

         (a) The rights of indemnification as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles, the Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the Law, whether by statute or judicial decision, permits greater indemnification than would be afforded currently under the Bylaws and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

         (b) To the extent that the Corporation maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents or fiduciaries of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Corporation, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

         (c) In the event of any payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.

         (d) The Corporation shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

 9. Exception to Right of Indemnification.
Notwithstanding any other provision of this Agreement, Indemnitee shall not be entitled to indemnification under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless (a) the bringing of such Proceeding or making of such claim shall have been approved by the Board or
(b) such Proceeding is being brought by the Indemnitee to assert, interpret or enforce his rights under this Agreement.

 10. Duration of Agreement. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee is an officer or director of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 7 hereof) by reason of his Corporate Status, whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Corporation), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Corporation or any other Enterprise at the Corporation's request.

 11. Security. To the extent requested by the Indemnitee and approved by the Board, the Corporation may at any time and from time to time provide security to the Indemnitee for the Corporation's obligations hereunder through an irrevocable bank line of credit, funded trust or other collateral. Any such security, once provided to the Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

 12. Enforcement.

         (a) The Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to serve as an officer or director of the Corporation, and the Corporation acknowledges that Indemnitee is relying upon this Agreement in serving as an officer or director of the Corporation.

         (b) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

 13. Definitions.  For purposes of this Agreement:

         (a) "Board" means the Board of Directors of the Corporation.

         (b) "Corporate Status" describes the status of a person who is or was a director, officer, employee or agent or fiduciary of the Corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the Corporation.

         (c) "Disinterested Director" means a director of the Corporation who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         (d) "Enterprise" shall mean the Corporation and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Corporation as a director, officer, employee, agent or fiduciary.

         (e) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in a Proceeding.

         (f) "Federal Proceeding" means an administrative proceeding or civil action initiated by a Federal banking agency.

         (g) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Corporation or Indemnitee in any matter material to either such party (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Corporation or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Corporation agrees to pay the reasonable fees of the Independent Counsel referred to above and to fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         (h) "Proceeding" includes any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Corporation or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director of the Corporation, by reason of any action taken by him or of any inaction on his part while acting as an officer or director of the Corporation, or by reason of the fact that he is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other Enterprise; in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification can be provided under this Agreement; including one pending on or before the date of this Agreement; and excluding one initiated by an Indemnitee pursuant to Section 7 of this Agreement to enforce his rights under this Agreement.

         (i) "Prohibited Indemnification Payment" means any payment by the Corporation for the benefit of Indemnitee to pay or reimburse Indemnitee for any civil monetary payment or judgment resulting from any Federal Proceeding or any other Expense with regard to any Federal Proceeding which results in a final order or settlement pursuant to which Indemnitee: (a) is assessed a civil money penalty; (b) is removed from office or prohibited from participating in the conduct of the affairs of the Corporation; or (c) is required to cease and desist from or take any affirmative action described in Section 8(b) of the FDIA with respect to the Corporation. The term "Prohibited Indemnification Payment" does not include any reasonable payment by the Corporation which is used to purchase any commercial insurance policy or fidelity bond, provided that such insurance policy or bond shall not be used to pay or reimburse Indemnitee for the cost of any judgment or civil money penalty assessed against Indemnitee in a Federal Proceeding, but may pay any legal or professional expenses incurred in connection with such a Federal Proceeding or the amount of any restitution to the Corporation or a receiver. Additionally, the term "Prohibited Indemnification Payment" does not include any reasonable payment by the Corporation that represents partial indemnification for legal or professional expenses specifically attributable to particular charges for which there has been a formal and final adjudication or finding in connection with a settlement that Indemnitee has not violated certain banking laws or regulations or has not engaged in certain unsafe or unsound banking practices or breaches of fiduciary duty, unless the Federal Proceeding has resulted in a final prohibition order against Indemnitee.

 14. Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

 15. Modification and Waiver. No supplement, modification, termination or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

 16. Notice By Indemnitee. Indemnitee agrees promptly to notify the Corporation in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Corporation shall not relieve the Corporation of any obligation which it may have to the Indemnitee under this Agreement or otherwise unless and only to the extent that such failure or delay materially prejudices the Corporation.

 17. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified mail with postage prepaid, on the third business day after the date on which it is so mailed:

         (a) If to Indemnitee, to the address set forth below
Indemnitee's signature hereto.
         (b) If to the Corporation, to:

                        Surety Capital Corporation
                        Attention:  Chairman of the Board
                        1501 Summit Avenue
                        Fort Worth, Texas  76102

or to such other address as may have been furnished to Indemnitee by the Corporation or to the Corporation by Indemnitee, as the case may be.

 18. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

 19. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

 20. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

 21. Gender. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

CORPORATION:				SURETY CAPITAL CORPORATION



                                        By:_______________________________



                                        INDEMNITEE:
                                        __________________________________



                                        Address:
                                        __________________________________

                                        __________________________________